Current Report under Section 13 or 15(d) of
                      the Securities Exchange Act of 1934.

                      Commission file number: 33-15682-LA
                                              ------------

                               Systems West, Inc.
        ---------------------------------------------------------------
        Exact name of small business issuer as specified in its charter

           Colorado                                            94-3026545
---------------------------------                           ------------------
   State or other jurisdiction                                IRS Employer
of incorporation or organization:                           Identification No.


                       3239 Imjin Road, Marina, CA 93933
                       ---------------------------------
                     Address of principal executive offices


Issuer's telephone number:  (831) 582-1050

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ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

(A)      MARKET INFORMATION

On September 22, 2000 the Registrant filed a duly authorized Amendment to its Articles of Incorporation that on September 26, 2000 effected a ten-for-one forward split of the Company's no-par-value Common Stock. The Registrant's Common Stock is quoted on the OTC Bulletin Board (OTCBB). The new stock symbol after the ten-for-one forward split is SYWI. The Registrant's new CUSIP number is 871917407.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SYSTEMS WEST, INC.
                                            (Registrant)

10/4/00                                     Kenneth W. Ruggles
(Date)                                           (Signature)

10/4/00                                     Douglas S. Timms
(Date)                                          (Signature)